U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 30, 1996



                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


               Maryland                                   0-                                 52-1261113
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

                 2021 Research Drive, Annapolis, Maryland 21401
          (Address of principal executive offices, including Zip Code)


                                 (410) 224-8770
              (Registrant's telephone number, including area code)
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                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 1996, Forensic Technologies International Corporation (the "Company"), FTI Acquisition Corporation ("Newco"), a wholly owned subsidiary of the Company, Teklicon, Inc. ("Teklicon") and The Summers 1992 Trust, Gary J. Summers and Lynda M. Summers as Trustees (the "Teklicon Sole Stockholder") entered into a Plan and Agreement of Reorganization and an Agreement of Merger whereby Newco was merged with and into Teklicon, with Teklicon as the surviving corporation. All of the outstanding capital stock of Newco was converted into a like number of shares of Common Stock, no par value, of Teklicon. The Teklicon Sole Stockholder exchanged all of the outstanding shares of capital stock of Teklicon into 415,000 shares of Common Stock, par value $.01 per share, of the Company (the "Merger Consideration"). The Merger Consideration was based upon the Company's evaluation of the financial condition, business operations and prospects of Teklicon and was negotiated in an arms length transaction among unrelated and unaffiliated (as defined under Rule 144 promulgated by the Securities and Exchange Commission) parties. Teklicon will continue in operation as a wholly owned subsidiary of the Company. Teklicon is in the business of providing litigation support services, primarily in California, that are complimentary to the businesses of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements.               It is impracticable to provide
the required financial statements at this time.The required financial statements will be filed as soon as practicable, but not later than 60 days after the date of this report on Form 8-K must be filed.

         (b) Proforma Financial Information. It is impracticable to provide the required proforma financial information at this time. The required proforma financial information will be filed as soon as practicable, but not later than 60 days after the date this report on Form 8-K must be filed.

         (c)      Exhibits

                        2.1 Agreement and Plan of Reorganization dated September 30, 1996 by and among the Company, Newco, Teklicon and the Sole Stockholder

                       99.1 Agreement of Merger dated September 30, 1996 by and among the Company, Newco, Teklicon and the Sole Stockholder

                       99.2       Press Release issued September 10, 1996


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
                                            (Registrant)



                                           By:/S/Gary Sindler
                                              ----------------------------------
                                              Gary Sindler
                                              Executive Vice President and Chief
                                               Financial Officer


DATED: October 9, 1996

                               INDEX TO EXHIBITS


EXHIBIT
  NO.                                           EXHIBIT
  ---                                           -------

                        2.1 Agreement and Plan of Reorganization dated September 30, 1996 by and among the Company, Newco, Teklicon and the Sole Stockholder

                       99.1 Agreement of Merger dated September 30, 1996 by and among the Company, Newco, Teklicon and the Sole Stockholder

                       99.2       Press Release issued September 10, 1996